Exhibit 10.22














                              AMENDED AND RESTATED

                                AGENCY AGREEMENT


                                 by and between

                      IRON MOUNTAIN STATUTORY TRUST - 1998
                                       and

                     IRON MOUNTAIN RECORDS MANAGEMENT, INC.



                           Dated as of October 1, 1998


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                                TABLE OF CONTENTS

                                                                                                               PAGE


PRELIMINARY STATEMENT.............................................................................................1

ARTICLE 1           DEFINED TERMS.................................................................................2

ARTICLE 2           AGENCY........................................................................................2
    2.1             Appointment...................................................................................2
    2.2             Payment for Costs of the Properties...........................................................2
    2.3             Other Payments................................................................................2
    2.4             Suits and Actions.............................................................................3

ARTICLE 3           OWNER'S ADVANCES AND REIMBURSEMENTS...........................................................3
    3.1             Owner's Obligations...........................................................................3
    3.2             Advances......................................................................................4
    3.3             Owner's Cooperation...........................................................................5

ARTICLE 4           INITIAL CLOSING, DESIGNATION OF ADDITIONAL PROPERTIES
                    BY AGENT, AND ADDITIONAL CLOSINGS.............................................................5
    4.1             Initial Closing...............................................................................5
    4.2             Designation of Additional Properties..........................................................5
    4.3             Limits on Acquisition of Existing Facilities and New Facilities.  ............................6
    4.4             Additional Closings...........................................................................7
    4.5             Loan Financing................................................................................7

ARTICLE 5           CONDITIONS OF OWNER'S OBLIGATIONS.............................................................8
    5.1             Conditions to the Closings....................................................................8
    5.1.1           Operative Documents...........................................................................8
    5.1.2           Taxes.........................................................................................9
    5.1.3           Status of Title...............................................................................9
    5.1.4           Title Insurance...............................................................................9
    5.1.5           Survey; Zoning................................................................................9
    5.1.6           Opinions of Counsel..........................................................................10
    5.1.7           Certificates.................................................................................10
    5.1.8           Legal Restrictions...........................................................................10
    5.1.9           No Adverse Change............................................................................10
    5.1.10          Environmental Reports........................................................................10
    5.1.11          Evidence of Insurance........................................................................11
    5.1.12          Closing of Loans and Equity Investment.......................................................11
    5.1.13          Proceedings and Documents....................................................................11
    5.1.14          Fees and Expenses............................................................................11
    5.1.15          Requisition..................................................................................12



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                                     - ii -

     5.1.16         Appraisals...................................................................................12
     5.1.17         Other Requirements...........................................................................12

ARTICLE 6           CONDITIONS OF AGENT'S OBLIGATIONS AT CLOSINGS................................................12
    6.1             Operative Documents..........................................................................12
    6.2             Opinions of Counsel..........................................................................13
    6.3             Certificates.................................................................................13
    6.4             Legal Restrictions...........................................................................13
    6.5             Equity Investment............................................................................13

ARTICLE 7           REPRESENTATIONS AND WARRANTIES OF AGENT......................................................13
     7.1            Organization and Power.......................................................................13
     7.2            Full Disclosure..............................................................................14
     7.3            Litigation...................................................................................14
     7.4            No Adverse Change............................................................................14
     7.5            No Defaults..................................................................................14
     7.6            No Violation.................................................................................14
     7.7            Agreements are Legal and Authorized..........................................................15
     7.8            Insurance....................................................................................15
     7.9            Consents.....................................................................................15
     7.10           Approvals....................................................................................15
     7.11           Compliance; Taxes............................................................................15
     7.12           Use of Advances..............................................................................16
     7.13           Lease........................................................................................16
     7.14           Use..........................................................................................16
     7.15           ERISA........................................................................................16
     7.16           Property Related Information.................................................................16
     7.17           Location of Office and Records...............................................................16
     7.18           Brokers......................................................................................16

ARTICLE 8           REPRESENTATIONS AND WARRANTIES OF OWNER......................................................17
    8.1             Organization and Power.......................................................................17
    8.2             Agreements Legal and Authorized. ............................................................17
    8.3             Litigation...................................................................................17
    8.4             No Violation.................................................................................17
    8.5             Consents.....................................................................................18

ARTICLE 9           DEFAULTS AND REMEDIES........................................................................18
    9.1             Events of Default............................................................................18
    9.2             Remedies.....................................................................................19
    9.3             Costs of Enforcement.........................................................................19
    9.4             Cumulative Remedies..........................................................................20




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                                     - iii -

ARTICLE 10          MISCELLANEOUS................................................................................20
   10.1             Governing Law; Jurisdiction and Venue........................................................20
   10.2             Notices; Modification; Waiver................................................................20
   10.3             Illegal Provision............................................................................20
   10.4             Binding Effect; Third Party Beneficiary......................................................21
   10.5             Counterparts.................................................................................21
   10.6             Headings.....................................................................................21
   10.7             Reproduction of Documents....................................................................21
   10.8             Time of Essence..............................................................................21
   10.9             Payment of Expenses..........................................................................21
   10.10            Advisory Fee.................................................................................22
   10.11            Limitations on Liability.....................................................................22
   10.12            Conveyance of Houston Parcel.................................................................23
   10.13            Louisiana Provisions.........................................................................23

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Appendix I        Definitions

Schedule A        Land Parcels

Schedule 4.1      Existing Facilities



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         This AMENDED AND RESTATED AGENCY  AGREEMENT,  is dated as of October 1,
1998 (this Agreement), by and between IRON MOUNTAIN STATUTORY TRUST - 1998, a Connecticut statutory trust (together with its successors and assigns, Owner), and IRON MOUNTAIN RECORDS MANAGEMENT, INC., a Delaware corporation (together with its successors and assigns, Agent). This Agreement amends, restates and supersedes in its entirety that certain Agency Agreement between Owner and Agent dated as of August 6, 1998, as amended by the Supplement and Amendment No. 1 to Agency Agreement dated as of October 1, 1998.

                              PRELIMINARY STATEMENT

         Agent has accepted the Lease Proposal made by Placement Agent for the lease financing of Properties consisting of approximately seventeen new or existing warehouse storage facilities to be located in several states. As of August 6, 1998, Agent arranged for the Owner to acquire two Land Parcels, one in San Antonio, Texas and one in Houston, Texas ("Houston Parcel") and the Existing Improvements on the San Antonio Land Parcel ('San Antonio Facility") and to maintain and/or operate the Land Parcels as agent for Owner. On such date, Agent caused the Land Parcels and the Existing Improvements to be conveyed to Owner pursuant to the Conveyance Documents. On October 1, 1998, Agent arranged for Owner to acquire the Land Parcel and the Existing Improvements thereon located in Harahan, Louisiana. Prior to the date hereof, Owner conveyed the San Antonio Facility to Agent. Agent, as agent for Owner, desires from time to time to acquire the Existing Facilities and the New Facilities in each case, as set forth in Article 4 below. Upon acquisition by Owner of the Existing Facilities, and any New Facilities, Owner will lease each Land Parcel and the Existing Improvements thereon to Agent pursuant to the Lease. Owner will appoint Agent as its agent to undertake the acquisition of the Existing Facilities and the New Facilities and will own the Improvements for all Properties. For each Existing Facility and New Facility, Agent will pay for or cause to be paid, the Costs of the Property with the payments made and to be made by Owner pursuant to Article III hereof and, to the extent required in this Agreement, with its own funds. Pursuant to the Loan Agreement, Owner will borrow up to 97% of the funds necessary to make such payments. In connection therewith, and in order to induce the Lenders to enter into the loan transactions contemplated by the Loan Agreement, Owner is entering into the Loan Agreement, granting a first deed of trust or mortgage on each Property to Agent Bank for the benefit of the Lenders and assigning its rights under the Lease, this Agreement and the Guaranty to Agent Bank for the benefit of the Lenders. Owner will provide the remaining 3% of the required funds in the form of the Equity Investment. Beneficiary will deliver to the Bank, as Trustee under the Owner Trust Agreement, funds in the amount of the Equity Investment, to be applied as provided herein and therein. The obligations of Agent hereunder are unconditionally guaranteed by Guarantor pursuant to the Guaranty.




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                                      - 2 -

                                    ARTICLE 1

                                  DEFINED TERMS

         Capitalized terms used in this Agreement and not otherwise defined have the meanings set forth in Appendix I.


                                    ARTICLE 2

                                     AGENCY

         2.1 Appointment. Solely for the limited purposes hereinafter set forth, Owner hereby designates Agent as its agent, and Agent hereby accepts such appointment, to acquire the Properties strictly in accordance with the terms and conditions of this Agreement and the other Operative Documents, to pay (with funds borrowed or provided by Owner) all Costs of the Property with respect to each Property, and to cause title to the same to vest in Owner. Agent shall have no authority to act for or on behalf of Owner except with respect to the acquisition of the Properties. The acceptance by Agent on behalf of Owner of any property or any contractual obligation with respect to which Agent does not have authority to act on behalf of Owner as described in this Agreement shall be ineffective, ab initio, to create in or transfer to Owner any legal or beneficial right or interest in such property or any contractual obligation or to impose on Owner any liability, obligation or responsibility with respect thereto. Agent shall cause any agreement, contract, purchase order, or other writing purporting to be binding upon Owner to refer to Agent as agent for Owner. The authority of Agent hereunder shall terminate on the earliest to occur of (i) the New Facility Acquisition Outside Date, (ii) the acquisition of all New Facilities and (iii) notice by Owner to Agent of such termination after the occurrence and continuance of an Event of Default. The termination of Agent's authority hereunder shall not discharge Agent or limit in any way Agent's liability hereunder with respect to obligations arising out of this Agreement and Agent's performance hereunder prior to the date of such termination of Agent's authority including, without limitation, with respect to Agent's indemnification of the Indemnified Parties pursuant to Section 2.3, or with respect to Agent's obligations under Article 10.

         2.2 Payment for Costs of the Properties. Agent shall pay or cause to be paid the Cost of the Properties using (a) the proceeds of the Initial Advance,
(b) the proceeds of Additional Advances and (c) its own funds to the extent required under Article 10(d) of the Lease.

         2.3 Other Payments. Notwithstanding the agency created hereby, and in addition to all other indemnities contained herein or in the Lease, Agent shall indemnify and defend the Indemnified Parties (with counsel selected by Agent, reasonably approved by such Indemnified Parties, and paid for by Agent) and hold the Indemnified Parties harmless from any and all claims arising out of Agent's actions or omissions on behalf of Owner whether with or without

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                                      - 3 -

authority hereunder, except anything resulting from the gross negligence or wilful misconduct of any such Indemnified Party.

         2.4 Suits and Actions. If in the performance of its obligations under this Agreement, Agent suffers any loss or damage or otherwise has a claim against any third party with respect to any Property, Agent may bring lawsuits or other actions in its own name or in Owner's name, as appropriate, and in any case at Agent's sole cost and expense, subject to the following conditions:

         (a) Agent may control such action unless at any time Owner determines in its reasonable judgment that control of such action by Agent could have a material adverse impact on or material risk to Owner, in which case Owner shall have the right to control such action.

         (b) Agent shall have agreed to pay Owner on demand all reasonable costs and expenses that Owner actually incurs in connection with such action.

         (c) No Event of Default shall have occurred and shall have been continuing.

         Owner shall cooperate with Agent with respect to any such action controlled by Agent, and Agent shall consult with Owner regarding the conduct of such action, including keeping Owner reasonably informed of the progress of such action, allowing Owner to receive and comment on written submissions and considering in good faith Owner's suggestions regarding such action. Subject to satisfaction of the foregoing conditions, including payment by Agent of any indemnity payments to Owner or any other Indemnified Party, the damages or other proceeds of any such action shall be payable to Agent.


                                    ARTICLE 3

                       OWNER'S ADVANCES AND REIMBURSEMENTS

         3.1 Owner's Obligations. Subject to the terms and conditions of the Loan Agreement and of this Agreement, including satisfaction of the applicable conditions set forth in Articles 4 and 5 hereof, Owner agrees to pay or cause to be paid the Costs of the Properties to Agent or to Persons designated by Agent in writing. Owner shall make (i) the Initial Advance solely out of the proceeds to Owner of the initial Equity Investment and the proceeds of any Loans at the Initial Closing and (ii) any Additional Advances on account of the Costs of the Properties from time to time solely out of advances available to Owner from the proceeds of the Loans and any Additional Equity Investment, in each case subject to the terms and conditions of this Agreement and the Loan Agreement. Nothing contained in this Agreement shall in any way obligate Owner to pay any debt or meet any financial obligation under this Agreement or otherwise with respect to Costs of the Properties, except from monies actually received by Owner from the sources specified in this Section 3.1.

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                                      - 4 -

         3.2 Advances. (a) Subject to the terms and conditions hereof, on the Initial Closing Date, Owner shall make an advance to Agent or designated Persons on account of the Costs of the Properties with respect to the Existing Facilities acquired on such Date (the "Initial Advance") from Loans and the Equity Investment upon a Requisition therefor delivered in substantial accordance with the provisions hereof and of the Loan Agreement.

         (b) Subject to the terms and conditions of the Loan Agreement and of this Agreement, and so long as no Event of Default has occurred and is continuing hereunder, Owner shall make an Additional Equity Investment and shall cause Agent Bank to make additional payments to Agent or designated Persons upon Agent's written request from time to time no more frequently than monthly, on account of the Costs of the Properties incurred by Agent with respect to the acquisition of New Facilities or Existing Facilities after the Initial Closing Date (each such payment referred to herein as an "Additional Advance," and such payments together with the Initial Advance, collectively, "Owner Advances"). Additional Advances shall be made upon Agent's delivery of Requisitions in accordance with the provisions of Article 5 hereof and Article 3 of the Loan Agreement, subject to the satisfaction of all conditions to each Additional Advance. Agent shall submit all Requisitions and related materials directly to Agent Bank, and any Requisitions under the Loan Agreement shall serve as the Requisitions contemplated by this Agreement.

         (c) Each Additional Advance shall be in an amount not to exceed 100% of the Costs of the Property or Properties being acquired on such Closing Date, but in any case only out of funds available to Owner from the proceeds of the Loans and any Additional Equity Investment.

         (d) The aggregate of all Owner Advances made under this Agreement shall not exceed (i) the Existing Facility Maximum Amount with respect to Existing Facilities, (ii) the New Facility Maximum Amount with respect to any New Facilities, or (iii) the Total Property Cost in the aggregate. Owner shall make or cause to be made each Additional Advance by wire transfer to Agent, at Union Bank of California, ABA No. 122000496, account in the name of "Iron Mountain
Records Management, Inc.", account number 1000-132-337, or to such other accounts or persons and in such manner as Agent may designate in writing no later than four Banking Days before the date of any Additional Advance. Any Additional Advance that would otherwise be required to be made on a day that is not a Banking Day shall be made on the next following Banking Day.

         3.3 Owner's Cooperation. Owner agrees to cooperate with Agent in all reasonable respects, at Agent's sole cost and expense, in satisfying conditions precedent to Advances under the Loan Agreement.

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                                      - 5 -


                                    ARTICLE 4

              INITIAL CLOSING, DESIGNATION OF ADDITIONAL PROPERTIES
                        BY AGENT, AND ADDITIONAL CLOSINGS

         4.1      Initial Closing

         Subject to compliance with the provisions of this Agreement, the initial closing of the Loans and the execution and delivery of the Lease as to the initial group of Existing Facilities (the "Initial Closing") shall take place at 10:00 a.m., Boston time, on October 6, 1998 (the "Initial Closing Date"), at the offices of Day, Berry & Howard LLP, 260 Franklin Street, Boston, Massachusetts 02110. At the Initial Closing, subject to compliance by Agent with its obligations under Article 5 and Owner of its obligations under Article 6, Agent and Owner shall enter into the Lease with respect to those Existing Facilities designated on Schedule 4.1 attached hereto which are ready to be acquired at the Initial Closing, all in accordance with the terms and conditions set forth herein.

         If, on the Initial Closing Date, Agent shall not perform its obligations in accordance with this Agreement or if the conditions specified in
Article 5 have not been satisfied to Owner's reasonable satisfaction, Owner shall, at its option exercisable on the Initial Closing Date, be relieved of its obligations hereunder. Similarly, if on the Initial Closing Date, Owner shall not perform its obligations in accordance with this Agreement or if the conditions specified in Article 6 with respect to parties other than Agent shall not have been satisfied to Agent's satisfaction, Agent shall, at its option exercisable on the Initial Closing Date, but subject to Section 10.9 hereof, be relieved of its obligations hereunder, except as otherwise provided herein or as separately agreed. Furthermore, in either of such events, to the extent any documents have been delivered with respect to the Initial Closing, they shall be returned to the appropriate parties and to the extent any documents have been recorded, they shall be released of record.

         4.2 Designation of Additional Properties. In addition to Existing Facilities, Owner and Agent anticipate that Agent will designate additional warehouse storage facilities as New Facilities hereunder. To the extent that Agent desires to so designate any such additional New Facility ("Additional Property"), Agent shall provide Owner and Agent Bank with 15 Business Days advance written notice ("Additional Property Designation Notice") thereof, which notice shall be attached to the Requisition and shall include the following:

         (a) each Additional Property Designation Notice shall include the following:

                  (i) a detailed description of any Existing Improvements, including the type of structure, the square footage, the number of floors and the size of the Land Parcel,

                  (ii) a detailed estimate of the applicable Costs of the Property with respect to such New Facility, and

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                                      - 6 -

                  (iii) an Appraisal (which Appraisal shall assume that any Completion Improvements have been timely completed by the Completion Date) reasonably acceptable to Owner and Agent Bank.

         (b) to the extent that such proposed Additional Property includes Completion Improvements, such Additional Property Designation Notice shall also include the following:

                  (i) a complete set of plans and specifications describing any proposed Completion Improvements,

                  (ii) a detailed budget estimating the applicable Costs of the Property with respect to such Completion Improvements, and

                  (iii) a firm date for achievement of Substantial Completion as to all Completion Improvements for such Property, not to exceed 180 days from commencement of construction thereof ("Completion Date").

         (c) No proposed Additional Property shall become a Property hereunder or under the Lease without the prior written consent of Owner, LC Issuer and the Lenders, which consent shall not be unreasonably withheld or delayed.

         4.3 Limits on Acquisition of Existing Facilities and New Facilities.

         (a) Existing Facilities. Notwithstanding any other provision hereof, in no event shall Agent be entitled to acquire any Existing Facility if (i) the acquisition of such Existing Facility and the commencement of the Basic Lease Term with respect thereto pursuant to the Lease would commence after the Existing Facility Acquisition Outside Date, (ii) the Cost of the Property with respect to such proposed Existing Facility would, when combined with the actual or projected Costs of the Property attributable to all other current or proposed Existing Facilities exceed the Existing Facility Maximum Amount, or (iii) the Costs of the Property with respect to such proposed Existing Facility would, when combined with the actual or projected Costs of the Property attributable to all other actual or pending Existing Facilities and New Facilities exceed the Total Property Cost.

         (b) New Facilities. Notwithstanding any other provision hereof in no event shall Agent be entitled to designate any New Facility hereunder if (i) such proposed New Facility would not be acquired by the earlier of the New Facility Acquisition Outside Date or the New Facility Acquisition Date likely (in the reasonable judgment of Owner) to be applicable to such proposed New Facility, (ii) the Costs of the Property attributable to such proposed New Facility would, if combined with the actual or projected Costs of the Property for all other existing or proposed New Facilities exceed the New Facility Maximum Amount, or (iii) the Costs of the Property attributable to such proposed New Facility would, in combination with the actual or projected Costs of the Property attributable to all other existing or proposed New Facilities and

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                                      - 7 -

Existing Facilities cause the total Costs of the Properties attributable thereto to exceed to the Total Property Cost.

         4.4. Additional Closings. Subject to compliance by Agent with its obligations under Article 5 and Owner of its obligations under Article 6, each Closing hereunder for any Additional Property designated pursuant to Section 4.2 above or with respect to an Existing Facility shall be an "Additional Closing" for the purposes of this Agreement; provided, however, that with respect to any New Facilities, the aggregate Costs of the Properties to be acquired at such Additional Closing shall exceed $4,000,000. Each Additional Closing shall take place at the offices of Day, Berry & Howard LLP, Boston, Massachusetts on such dates as may from time to time be designated by Agent (subject to the reasonable approval of Owner and the Agent Bank), provided that no Additional Closing shall take place with respect to any Existing Facility after the Existing Facility Acquisition Outside Date or with respect to any New Facility after the New Facility Acquisition Outside Date.

         4.5 Loan Financing. At the Initial Closing, Owner will enter into the Loan Agreement and the other Operative Documents to which it is a party in order to obtain financing for Owner Advances with respect to the New Facilities and the Existing Facilities. Agent acknowledges that Owner will assign its rights under this Agreement to Agent Bank pursuant to the Assignment, and Agent covenants and agrees that it shall perform its obligations under this Agreement for the benefit of Agent Bank in accordance with the provisions of such Assignment.

         Owner and Agent also contemplate that Loans for Existing Facilities and New Facilities will be obtained by Owner at Additional Closings pursuant to the Loan Agreement, each in the aggregate principal amount of 96.98% of the respective Costs of the Properties. Owner agrees with Agent that it will (i) forward to Agent copies of all notices received or given by Owner under the Loan Agreement and (ii) not agree to or enter into any consent, waiver, approval, modification or amendment under the Loan Agreement or any of the Deeds of Trust without the prior written consent of Agent.


                                    ARTICLE 5

                        CONDITIONS OF OWNER'S OBLIGATIONS

         5.1 Conditions to the Closings. The obligations of Owner to enter into the applicable Operative Documents and amendments with respect to a Closing for any Properties, and to make any Owner Advances in connection therewith are subject to (a) the accuracy and correctness as of the applicable Closing Date of the representations and warranties of Agent contained herein with respect to such Property, (b) the accuracy and correctness as of the applicable Closing Date of the representations of Agent contained in each of the Operative Documents and in any other document or certificate delivered pursuant hereto or thereto with respect to such Property, (c) the performance by Agent of its agreements contained herein and to be performed by it on or prior to

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                                      - 8 -

the applicable Closing Date, and (d) the satisfaction or waiver by Owner of all of the following conditions:

                  5.1.1 Operative Documents. Each of the following documents with respect to each Property (herein, collectively, the "Operative Documents") shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist thereunder, and special counsel to Owner, Agent, Beneficiary, Agent Bank and LC Issuer shall each have received on Lessor's, Agent's, Beneficiary's or LC
Issuer's behalf, as the case may be, a fully executed copy of each of such documents (or, for Additional Properties, an amendment thereto):

          (a)      this Agreement;
          (b)      the  Lease  (and  at  each  Additional   Closing,   a
                   Supplement to the Lease with respect to each Property shall be entered into as contemplated by the Lease);
          (c)      the Memorandum of Lease or such Supplement;
          (d)      the Loan Agreement;
          (e)      the Notes in the form contemplated by the Loan Agreement;
          (f)      a Deed of Trust to Agent Bank with respect to such Property;
          (g)      the Assignment;
          (h)      the Letter of Credit;
          (i)      the Reimbursement Agreement;
          (j)      the LC Security Documents;
          (k)      the Owner Trust Agreement;
          (l)      the Deed with respect to such Property;
          (m)      the Assignment of Guaranty; and
          (n)      the Guaranty.

         The Operative Documents or memoranda or short forms thereof shall have been recorded, registered and filed, if necessary (or delivered to the Title Company for recordation, registration or filing, as the case may be), in such manner as to impart notice thereof and/or to perfect the lien thereof and to enable local counsel in each state in which a Property is located, special counsel to Owner and Beneficiary and special counsel to Agent to render the opinions referred to in Section 5.1.6.

                  5.1.2 Taxes. All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of this Agreement and the other Operative Documents shall have been paid (or, with respect to recording, filing or registration fees, sufficient funds therefor shall have been deposited with the Title Company).

                  5.1.3 Status of Title. Owner shall have a valid fee simple interest in the Land Parcel and all Existing Improvements located thereon with respect to such Property, free and clear of all liens, encumbrances, charges and other exceptions to title, except for Permitted Encumbrances.

                  5.1.4 Title Insurance. Owner shall have received a policy of owner's title insurance with respect to such Property and Agent Bank and LC Issuer shall have each received a policy of mortgage title insurance, on American Land Title Association standard policy, revised coverage, form formerly known as 1970 form (or commitments therefor) from a title insurance company acceptable to Owner and Agent Bank and dated the applicable Closing Date, which policies or commitments and all reinsurance agreements shall insure the applicable Loan as fully disbursed and shall otherwise be satisfactory to Owner, Agent Bank and LC Issuer in form, substance (including affirmative coverages and endorsements) and amount.

                  5.1.5 Survey; Zoning. At least fifteen days prior to such Closing, Owner, Agent Bank, Beneficiary and LC Issuer have received an instrument survey plan of the Land Parcel with respect to such Property, showing all Existing Improvements located thereon, satisfactory in form and substance to Owner, Agent Bank, Beneficiary and LC Issuer and certified to Owner, Agent Bank, Beneficiary, LC Issuer and the Title Company, by a surveyor licensed in the State in which such Property is located. Owner shall have received evidence reasonably satisfactory to Owner, Agent Bank, Beneficiary and LC Issuer that the Land Parcel with respect to such Property is properly zoned for the construction and use of such Property contemplated hereby.

                  5.1.6 Opinions of Counsel. Owner, Agent Bank, Beneficiary and LC Issuer shall have received opinions from special counsel to Owner, from local counsel in each state in which such Property is located, and from counsel to Agent and Guarantor. Each opinion shall be dated the applicable Closing Date and be addressed to and in form and substance satisfactory to Owner, Agent Bank, Beneficiary, LC Issuer and their respective special counsel. Without limiting the foregoing, Owner, Bank and Agent Bank shall have received such opinions and assurances as each shall require that each is either qualified to transact business as a foreign corporation in the state in which the applicable Property is located, or has been advised by local counsel that such qualification is not necessary in such state in order to engage in the transactions contemplated by this Agreement.

                  5.1.7 Certificates. Owner, Agent Bank, Beneficiary and LC Issuer shall have received certificates of Agent, Owner and Guarantor, each dated as of the applicable Closing Date and reasonably satisfactory in form and substance to Owner, Agent Bank, Beneficiary and LC Issuer.

                  5.1.8 Legal Restrictions. Neither Owner, Agent Bank, Beneficiary nor LC Issuer shall be prohibited or restricted by law from engaging in the transactions contemplated hereby on the Closing Date. The transactions contemplated by this Agreement on the terms and conditions herein provided shall not violate any applicable law or governmental regulation and shall not subject Owner, Agent Bank, Beneficiary or LC Issuer to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation on the applicable Closing Date.

                  5.1.9 No Adverse Change. There shall have been no material adverse change in the condition, financial or otherwise, of Guarantor and its Subsidiaries since December 31, 1997.

                  5.1.10 Environmental Reports. At least 15 days prior to the Closing Date, Owner, Agent Bank, Beneficiary and LC Issuer shall have received a copy of a "Phase I" and, if requested by Owner, Agent Bank, Beneficiary or LC Issuer in its reasonable judgment based upon the "Phase I" with respect thereto, a "Phase II" environmental site assessment report(s) for such Property, addressed to Owner, Agent Bank, Beneficiary and LC Issuer or accompanied by a letter permitting Owner, Agent Bank, Beneficiary and LC Issuer to rely thereon, performed by an independent environmental engineer selected or approved by Owner and satisfactory to Agent Bank, Beneficiary and LC Issuer. If any such environmental site assessment report reveals the need for additional review for such Property, Agent shall have provided such additional environmental site assessment reports as are required by Owner, Agent, Beneficiary or LC Issuer and any remediation recommended therein to be performed shall have been performed to the satisfaction of Owner, Agent Bank, Beneficiary and LC Issuer. Owner, Agent Bank, Beneficiary or LC Issuer shall notify Agent of any unsatisfactory conditions, and if such conditions are not cured within a reasonable time period to the satisfaction of Owner, Agent Bank, Beneficiary and LC Issuer (but in no event less than seven days prior to such Closing Date), such Property shall not become an Existing Facility or a New Facility hereunder and Agent shall have no right or authorization to act on behalf of Owner with respect to such Property or to receive any reimbursements for Costs of the Property with respect thereto.

                  5.1.11 Evidence of Insurance. Owner and Agent Bank each shall have received a certificate relating to insurance substantially in the form of Schedule J to the Lease, together with policies or certificates of insurance evidencing the compliance by Agent with the provisions of Article 13 of the Lease.

                  5.1.12 Closing of Loans and Equity Investment. The applicable Loan shall have closed with respect to such Property, any Equity Investment with respect to such Property shall have been made such that the aggregate Equity Investment with respect to all Properties shall at no time be less than 3.02% of the Cost of the Properties, the Letter of Credit shall have been issued or amended with respect to such Property and delivered to Agent Bank and Owner shall be entitled to and shall have received the advance of the proceeds of the applicable Loan with respect to each Property.

                  5.1.13 Proceedings and Documents. All opinions, certificates and other instruments required hereunder with respect to such Property or by any other Operative Document with respect to such Property, and all proceedings in connection with the transactions contemplated by this Agreement with respect to such Closing shall be reasonably satisfactory in form and substance to Owner, Agent Bank, Beneficiary, LC Issuer and their respective special counsel. Owner, Agent Bank, Beneficiary and LC Issuer shall have received copies of all instruments and other evidence as Owner, Agent Bank, Beneficiary or LC Issuer may reasonably request, in form and substance satisfactory to Owner, Agent Bank, Beneficiary, LC Issuer and their respective special counsel, with respect to such transactions and the taking of all corporate proceedings in connection therewith. If any provision of this Agreement requires the certification of the existence or non-existence of any particular fact or implies as a condition the existence or non-existence of such fact, then Owner shall be free after notice to and consultation with Agent to establish to its reasonable satisfaction the existence or non-existence of any such fact.

                  5.1.14 Fees and Expenses. Subject to the provisions of Section 10 hereof, Agent shall have made adequate provision for payment or reimbursement to Owner, Agent Bank, the Lenders, Beneficiary and LC Issuer of all out of pocket expenses and counsel fees reasonably incurred by each of them in connection with the transactions contemplated by this Agreement and the other Operative Documents with respect to such Property. In connection with out of pocket expenses and counsel fees of the Lenders, it is expressly agreed that the payment and reimbursement obligations hereof shall apply only to Lenders' Counsel as counsel to the group of Lenders.

                  5.1.15 Requisition. Agent Bank shall have received a Requisition from Agent with respect to such Property in the form required by the Loan Agreement. The Requisition shall comply with all requirements hereof and of the Loan Agreement, shall be subject to review and approval by Agent Bank and shall set forth the dollar amount of any Additional Equity Investment required in connection therewith.

                  5.1.16 Appraisals. Agent shall have provided, at its sole cost and expense, an Appraisal of the Property, addressed to Owner, Beneficiary and LC Issuer or accompanied by a letter permitting Owner, Beneficiary and LC Issuer to rely thereon, satisfactory in form and substance to Agent Bank, Owner, Beneficiary and LC Issuer. Without limiting the generality of the foregoing, each such Appraisal shall indicate an estimated fair market value and useful life of the subject Property at the time of such Closing. Further, without limiting the generality of the foregoing, in order for such Appraisal to be satisfactory to Beneficiary, such Appraisal must establish to Beneficiary's satisfaction that the Equity Investment does not exceed the fair market value of the Property as of the applicable Closing Date.

                  5.1.17 Other Requirements. Owner, Agent Bank, Beneficiary and LC Issuer shall have received such other documents, reports, and other materials as any of them may reasonably request with respect to such Property evidencing Agent's compliance with the terms and conditions of this Agreement.

                                    ARTICLE 6

                  CONDITIONS OF AGENT'S OBLIGATIONS AT CLOSINGS

         The obligations of Agent to enter into those Operative Documents to which Agent is a party (or amendments or supplements thereof, as applicable) are subject to (a) the accuracy and correctness of the representations and warranties of Owner contained herein, (b) the accuracy and correctness of the representations of Owner and Beneficiary contained in each of the Operative Documents and in any other document or certificate delivered pursuant hereto or thereto, (c) the performance by (x) Owner of its agreements contained herein and to be performed by it and (y) Beneficiary of their respective agreements contained in the Owner Trust Agreement and to be performed by each thereof, in each case on or prior to the date of each Closing, and (d) the satisfaction or waiver by Agent of all of the following conditions:

         6.1 Operative Documents. Each of the Operative Documents (including, as required, amendments and supplements thereto) shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist thereunder, and counsel to Agent shall have received on Agent's behalf a fully executed copy of each of such documents.

         6.2 Opinions of Counsel. Agent shall have received from special counsel to Owner an opinion dated the applicable Closing and addressed to and in form and substance satisfactory to Agent.

         6.3 Certificates. Agent shall have received a certificate of Owner, dated the applicable Closing Date, satisfactory in form and substance to Agent.

         6.4 Legal Restrictions. Agent shall not be prohibited or restricted by law from engaging in the transactions contemplated by this Agreement on the applicable Closing Date. The transactions contemplated by this Agreement on the terms and conditions herein provided shall not violate any applicable law or governmental regulation and shall not subject Agent, to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

         6.5 Equity Investment. Agent shall have received the Equity Investment or Additional Equity Investment from Owner for application against the Cost of the Properties.

                                    ARTICLE 7

                     REPRESENTATIONS AND WARRANTIES OF AGENT

         Agent warrants and represents to Lender, Owner, Bank, Agent Bank, Beneficiary and LC Issuer as follows as of the each Closing Date and as to each Property now or hereafter acquired:

         7.1 Organization and Power. Agent (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all other jurisdictions in which such qualification is required in order for Agent to carry on its business as now conducted including without limitation each state in which any Property is located, except where the failure to be so qualified will not have a material adverse effect on Agent; and (b) has the full corporate power, authority and legal right to lease each Existing Facility from Owner and to construct the Completion Improvements and has the requisite corporate power and authority to carry on its business as now conducted and to execute, deliver and perform the Operative Documents to which it is a party.

         7.2 Full Disclosure. No written statement delivered to Owner, Agent Bank, Beneficiary or LC Issuer by Agent in connection with the negotiation of the transactions contemplated hereby or contained in this Agreement or any other Operative Document to which Agent is a party contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading in any material respect. There is no fact peculiar to Agent which is not disclosed in writing which materially and adversely affects Agent's ability to perform under the Lease or any other Operative Document to which Agent is a party.

         7.3 Litigation. There is no action, suit or proceeding pending, or to the best of Agent's knowledge threatened, against or affecting Agent at law or in equity before any court, or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency, or instrumentality or arbitrator which if adversely determined (i) individually or in the aggregate would materially and adversely affect the performance by Agent of its obligations under this Agreement or any other Operative Document to which it is a party or the business and operations of Agent, taken as a whole, or (ii) would affect in any material respect the consummation or validity of the Operative Documents to which it is a party, or the transactions contemplated thereby.

         7.4 No Adverse Change. There has been no material adverse change in the condition of Guarantor and its Subsidiaries, financial or otherwise, since December 31, 1997.

         7.5 No Defaults. No Default or Event of Default has occurred and is continuing. Agent is not in default in the payment of the principal or interest on any indebtedness for borrowed money or for its deferred purchase of property or in default under any instrument or agreement under and subject to which any such indebtedness has been issued or under any lease, in each case involving the likelihood of any actions or proceedings against it which will materially and adversely affect Agent or its ability to perform under this Agreement, under the Lease or any other Operative Document to which Agent is a party.

         7.6 No Violation. Neither the execution, delivery or performance by Agent of this Agreement or the other Operative Documents to be delivered by Agent nor compliance herewith with respect to any of the Properties or therewith
(a) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) any law in effect as of the Closing Date for such Property or (ii) any order, writ, injunction or decree of any court or other governmental authority, or (b) results or will result in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to such agreement or instrument except for Permitted Encumbrances. Neither the execution, delivery or performance by the Agent of this Agreement, or the Operative Documents to be delivered by Agent nor compliance by Agent herewith or therewith conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) the certificate of incorporation or by-laws of Agent or (ii) any agreement or instrument to which Agent is a party or by which it is bound.

         7.7 Agreements are Legal and Authorized. This Agreement and the other Operative Documents to which Agent is a party have been duly authorized by Agent as to all of the Properties by all necessary corporate action (including any necessary action by its shareholders) and duly executed and delivered by it, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, are legal, valid and binding obligations of Agent enforceable against it in accordance with their respective terms.

         7.8 Insurance. All insurance required by Article 13 of the Lease is in effect with respect to each Property, and all premiums now due and payable in respect of such insurance have been paid.

         7.9 Consents. No consent, license, approval or authorization of, or filing, registration or declaration with, or exemption or other action by, any governmental or public body, authority, bureau or agency (including courts) under the laws of the United States of America, the States of Delaware, Massachusetts, Connecticut, or of any other state in which a Property is located is required in connection with the execution and delivery or performance by Agent of this Agreement or any other Operative Document to which it is a party, except for such approvals, consents or permits which may be required as of the date hereof in connection with the construction, use and occupancy of the Properties (all of which have been obtained and are in full force except for those that are not yet obtainable or are not material). All actions, consents and approvals of Agent required to be performed on or prior to the Closing Date for such Property in connection with the issuance of the related Note and the making of the Equity Investment and the transactions contemplated by the Operative Documents have been performed in accordance with their respective terms or have been obtained and remain in full force and effect as of each Closing Date.

         7.10 Approvals. Agent holds or, if not required on the date hereof, will obtain in the ordinary course on or before the date required all licenses, certificates, consents, approvals, and permits from governmental authorities materially necessary to perform any Completion Improvements in accordance with the Lease, to use and operate each Property in accordance with the provisions hereof and of the Lease and to enter into and perform this Agreement, the Lease and the other Operative Documents.

         7.11 Compliance; Taxes. Each Existing Facility and each New Facility, will comply in all material respects with all applicable Legal Requirements. Agent will use and occupy each Property, and each Property is acceptable (or will be upon completion of the Completion Improvements) to Agent, for its business purposes. There has been no material damage to any Property nor are any condemnation or eminent domain proceedings pending, or to Agent's knowledge, threatened with respect thereto. Agent is not in default in the payment of any taxes levied or assessed against it or its assets, non-payment of which would materially and adversely affect Agent or its ability to perform under this Agreement, under the Lease or any other Operative Document to which Agent is a party.

         7.12 Use of Advances. Agent has used or will use all Owner Advances provided to it solely for application against the Cost of the Properties, as agent of Owner, in accordance with the terms and conditions of this Agreement, the Lease and the Loan Agreement.

         7.13 Lease. Agent has unconditionally accepted and will unconditionally accept each Leased Property under the Lease, no offset exists with respect to any Basic Rent or other sums payable under the Lease and no Basic Rent or other sum payable under the Lease has been prepaid.

         7.14 Use. None of the Permitted Encumbrances applicable to any Property interfere in any material respect with the intended use by Agent of such Property.

         7.15 ERISA. Agent is not entering into this Agreement or any other Operative Document or transaction contemplated hereby or thereby, directly or indirectly, in connection with any arrangement in any way involving any "prohibited transaction," within the meaning of ERISA and the Code.

         7.16 Property Related Information. All information provided by or on behalf of Agent to the engineers in connection with the environmental site assessment reports contemplated by Section 5.1.10 hereof or to the appraiser in connection with any Appraisal contemplated by Section 5.1.16 hereof is true, accurate and complete in all material respects.

         7.17 Location of Office and Records. Agent's office and principal place of business in the Commonwealth of Massachusetts is located in the City of Boston and the office where Agent will keep its corporate records concerning the Properties and the Operative Documents is in Boston or such other location as the Agent shall indicate to Owner and Agent Bank in writing.

Agent will notify Owner, Beneficiary, Agent Bank and LC Issuer promptly (but in no event later than five Business Days after any such change) of any change in any of the information set forth in this Section 7.17.

         7.18 Brokers. Except for Placement Agent, Agent has not retained any broker, finder or financial advisor in connection with the transactions contemplated by the Operative Documents. Agent will hold the Indemnified Parties harmless from any fee due Placement Agent or in connection with any breach of the representations contained in the first sentence of this Section 7.18.


                                    ARTICLE 8

                     REPRESENTATIONS AND WARRANTIES OF OWNER

         Owner  and,  to the  extent  set  forth in the last  paragraph  of this
Article 8, Bank, represent and warrant to Agent as follows as of the each Closing Date:

         8.1 Organization and Power. (a) Bank is a national banking association, duly formed, validly existing and in good standing under the laws of the United States and duly qualified to transact business in Connecticut; and (b) Owner and Bank have the full corporate power and authority and all necessary licenses and permits pertaining to its banking and trust powers under the laws of the United States of America (i) to execute, deliver and perform the terms and provisions of this Agreement and the other Operative Documents to which Owner is a party, and (ii) to acquire and hold a fee estate in each Property. All of the Beneficial Interest is owned by Beneficiary. Owner is not engaged and shall not engage in any other business and has and shall have no other liabilities; in each case except as expressly permitted by this Agreement and the other Operative Documents.

         8.2 Agreements Legal and Authorized. This Agreement and the other Operative Documents to which Owner is a party have been duly authorized by Owner and Bank by all necessary corporate action and duly executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties thereto, are legal, valid and binding obligations of Owner, enforceable against it in accordance with their respective terms.

         8.3 Litigation. There is no action, suit or proceeding pending, or to the best of Owner's or Bank's knowledge threatened, against or affecting Owner or Bank at law or in equity before any court, or by or before any federal, state, municipal or other governmental department, commission, bound, bureau, agency, or instrumentality or arbitration which, if adversely determined, would materially and adversely affect any Property or would question the right, power and authority of Owner or Bank to enter into or perform this Agreement or any other Operative Document to which it is a party.

         8.4 No Violation. Neither the execution, delivery or performance by Owner of this Agreement or the other Operative Documents to be delivered by Owner nor compliance herewith or therewith (a) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) any law in effect as of the date of delivery of this Agreement or (ii) any order, writ, injunction or decree of any court or other governmental authority, or (b) results or will result in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to such agreement or instrument, except the liens and security interests created, and as permitted, by the Operative Documents. Neither the execution, delivery or performance by the Owner of this Agreement, or the Operative Documents to be delivered by Owner nor compliance by Owner herewith or therewith conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) the certificate of incorporation or by-laws of Owner or Bank or (ii) any agreement or instrument to which Owner or Bank is a party or by which it is bound.

         8.5 Consents. No consent, license, approval or authorization of, or filing, registration or declaration with, or exemption or other action by, any governmental or public body, bureau or agency (including courts) under the laws of the United States of America or the State of Connecticut is required in connection with the execution and delivery or performance by Owner of this Agreement or any other Operative Document to which Owner is a party.

         The foregoing representations are made by Owner not in its individual capacity but solely as Trustee under the Owner Trust Agreement, except with respect to the following representations which are made by Bank in its individual capacity: the representations in the first sentence of Section 8.1, the first clause of Section 8.2 (i.e., as to Bank's corporate authority to execute and deliver the Operative Documents), the matters contained in Section
8.3 as they relate to any such proceedings affecting Bank in its individual capacity, the matters set forth in Section 8.4 to the extent that they relate to agreements to which Bank is a party in its individual capacity and the matters set forth in Section 8.5 to the extent that they relate to laws of the United States of America applicable to Bank in its individual capacity pertaining to its banking or trust powers.

                                    ARTICLE 9

                              DEFAULTS AND REMEDIES

         9.1 Events of Default. Any of the following shall constitute an Event of Default by Agent under this Agreement and under all of the Operative
Documents:

                  (a) If Agent defaults in making payment of any sum payable hereunder and such default continues for two days; or

                  (b) If, as of the time when the same shall have been made or repeated, any representation or warranty of Agent set forth herein or in any consent, notice, certificate, demand, request or other instrument delivered by or on behalf of Agent in connection with or pursuant to this Agreement or any of the Operative Documents or the transactions contemplated hereby or thereby shall prove to have been incorrect or misleading in any material respect when made; or

                  (c) If Agent defaults in the performance in any covenant, agreement, or obligation on the part of Agent to be performed under this Agreement, and such default continues for a period of 30 days after notice thereof from Owner; or

                  (d) An Event of Default, as defined in the Lease shall have occurred and be continuing under the Lease; or

                  (e) An Event of Default shall occur and be continuing under the Guaranty, or any default shall occur and be continuing under the Assignment or the Assignment of Guaranty.

         9.2 Remedies. After any Event of Default hereunder, Owner shall have all rights and remedies available at law and in equity and without limiting the generality of the foregoing, may elect to exercise any or all of the following remedies which shall be cumulative and not exclusive:

                  (a) Terminate Agent's authority and all of Agent's rights and privileges under this Agreement;

                  (b) Exercise all rights and remedies under any or all of the Operative Documents, including, without limitation, demand payment of liquidated damages under clause (v) of paragraph (c) of Article 22 of the Lease;

                  (c) Demand immediate payment of all sums due hereunder together with interest thereon at the Overdue Rate until paid; and

                  (d) Recover from Agent all other damages and expenses that Owner may have sustained by reason of the Event of Default, including, without limitation, reasonable attorneys' fees and expenses, which damages and expenses shall be paid by Agent as they are incurred by Owner, together with interest thereon at the Overdue Rate until paid.

         9.3 Costs of Enforcement. If an action shall be brought by Owner for the enforcement of any provision of this Agreement, Agent shall pay to Owner all out-of-pocket costs and other expenses that may become payable as a result thereof, including, without limitation, reasonable attorneys' fees and expenses.

         9.4 Cumulative Remedies. No right or remedy herein conferred upon or reserved to Owner is intended to be exclusive of any other right or remedy and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or at any time existing. The failure of Owner to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Agreement shall not be construed as a waiver or a relinquishment thereof for the future.


                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1 Governing Law; Jurisdiction and Venue. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts. Agent hereby agrees to non-exclusive personal jurisdiction and venue in the state courts of the Commonwealth of Massachusetts and the United States District Courts located in the City of Boston and Commonwealth of Massachusetts, the choice of such forum to be at Owner's sole discretion.

         10.2 Notices; Modification; Waiver. (a) All notifications, notices, demands, requests and other communications herein provided for or made pursuant hereto shall be in writing and shall be sent by (i) registered or certified mail, return receipt requested, and such communication shall be deemed complete on the third Business Day after the same is deposited in a United States Post Office with postage charges prepaid, or (ii) reputable overnight delivery service and the giving of such communication shall be deemed complete on the immediately succeeding Business Day after the same is deposited with such delivery service: (a) if to Owner, addressed to such party at 10 State House Square, Hartford, Connecticut 06103, Attention: Corporate Trust Administration, or (b) if to Agent, addressed to such party at 745 Atlantic Avenue, Boston, Massachusetts 02110, Attention: Treasurer, or at such other address as Owner or Agent shall have specified to the other in writing, and, except as otherwise set forth above, such notifications, notices, demands, requests or other communications shall be deemed given on the date of receipt.

         (b) This Agreement may not be modified or discharged except by an instrument in writing executed by Owner and Agent. No requirement hereof may be waived at any time except by an instrument in writing signed by the party against whom such waiver is sought, nor shall any waiver be deemed a waiver of any subsequent breach or default of Agent.

         10.3 Illegal Provision. If any provision herein contained shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         10.4 Binding Effect; Third Party Beneficiary. (a) The covenants, conditions and agreements herein contained shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto. Agent acknowledges that Owner's rights hereunder, but not Owner's obligations, are being assigned to Agent and that Agent may exercise all of Owner's rights under this Agreement in accordance with the provisions hereof and of the Assignment. Whenever used, the singular shall include the plural, the plural include the singular and the use of any gender shall include all genders.

         (b) Agent Bank, Lenders, Beneficiary and LC Issuer shall be third party beneficiaries of this Agreement with respect to those provisions that explicitly or implicitly are for the benefit of Agent Bank, Lenders, Beneficiary or LC Issuer.

         10.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

         10.6 Headings. The Table of Contents preceding this Agreement and the headings to the various sections of this Agreement have been inserted for the convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

         10.7 Reproduction of Documents. This Agreement and all documents relating thereto, (except any notes) including, without limitation, (a)
consents, waivers and modifications which may hereafter be executed, (b) documents delivered at any closing, and (c) financial statements and other information previously or hereafter furnished to either party, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process, and such party may destroy any original document so reproduced. Owner and Agent each stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall otherwise be admissible in evidence.

         10.8     Time of Essence.  Time is of the essence of this Agreement.

         10.9 Payment of Expenses. Agent shall pay or cause to be paid, regardless of whether the transactions contemplated hereunder shall occur, the reasonable fees and expenses of Owner, Agent Bank, Lenders, Beneficiary, LC Issuer, and their respective counsel, including local counsel (it being understood that such costs shall not include the costs of any special counsel retained by any individual Lender (other than Lenders' Counsel) to represent such Lender separately prior to any Event of Default), together with all other reasonable out-of-pocket expenses incurred by such parties for third-party costs, whether or not capitalized by Agent, including but not limited to fees and expenses of consultants, appraisal fees, environmental site assessment costs, title insurance fees, survey costs, transfer costs and recordation fees, in connection with each Closing regardless of whether the transactions contemplated hereby are consummated. Agent shall pay or cause to be paid from time to time the fees of Bank for its trust services as Owner and Trustee under the Owner Trust Agreement. Agent agrees to indemnify and hold harmless the Indemnified Parties from and against any and all liability and loss with respect to or resulting from the non-payment or delayed payment of any of the foregoing fees and expenses including any interest or penalties thereon, and from and against any and all finders' or brokerage fees and commissions that may be payable to any party claiming to have dealt with, or acted on behalf of Agent, in connection with any of the transactions contemplated hereunder.

         10.10 Advisory Fee. In connection with the transactions contemplated by this Agreement, Agent shall pay a fee to Placement Agent as set forth in a separate fee agreement between the parties.

         10.11 Limitations on Liability. Anything in this Agreement to the contrary notwithstanding, except for the representations made (w) by Owner in its individual capacity as set forth in Article 8 hereof, (x) set forth in
Article 6 of the Loan Agreement, (y) set forth in Section 3.5 of the Owner Trust Agreement with respect to Beneficiary, and (z) with respect to Lessor Liens, it is understood and agreed that (irrespective of any breach of any representation, covenant, agreement or undertaking of any nature whatsoever made in this Agreement), no recourse shall be had under any rule of law, statute or constitution or by the enforcement of any assessments or penalties or otherwise for the payment of any sum hereunder or for any other claim hereunder against
(i) Owner, Bank, except for their gross negligence, fraud or willful misconduct, Deed of Trust Trustee, Beneficiary or any other holder of the Beneficial Interest, or any past, present or future Affiliate, partner, officer, director, any owner, shareholder, agent or employee of or in any thereof or of any partner thereof or their legal representatives, successors or assigns, (ii) any Subsequent Owner except as a result of its gross negligence, fraud or willful misconduct or (iii) any Person for whom Owner, Bank, Deed of Trust Trustee, Beneficiary or any other holder of the Beneficial Interest was or was purporting to be acting as an agent for the account and benefit of such Person in entering into the transactions evidenced by this Agreement. Subject to the exceptions set forth above, it is expressly understood that by the execution of this Agreement all such liability (a) of Owner, Bank, Deed of Trust Trustee, Beneficiary or any other holder of the Beneficial Interest or any past, present or future Affiliate, partner, officer, director, any shareholder, agent or employee thereof or director or shareholder of any partner thereof or any of their respective legal representatives, successors or assigns, (b) of any Subsequent Owner or (c) of such other Person, is and is being expressly waived and released as a condition of and as a consideration for the execution of this Agreement by Owner, that Agent and its successors and assigns as agent hereunder agree to look solely to the Properties for the payment of any such sums or satisfaction of any such other claims.

         In addition to and not in limitation of the foregoing, it is understood and agreed that (i) this Agreement is executed and delivered by Bank, not in its individual capacity but solely as trustee under the Owner Trust Agreement in the exercise of the power and authority conferred and vested in it as such trustee,
(ii) (except as pertaining to Owner Liens attributable to Owner and except as expressly set forth in Article 8 hereof with respect to certain representations made by Bank in its individual capacity) each of the representations, undertakings and agreements made herein by Owner are not personal representations, undertakings and agreements of Bank, but are binding only on Owner, as trustee and (iii) actions to be taken by Owner pursuant to its obligations hereunder may, in certain instances, be taken by Owner only upon specific authority of Beneficiary as provided in the Owner Trust Agreement.

         10.12 Conveyance of Houston Parcel. Notwithstanding any other provision of this Agency Agreement or any other Operative Document, in no event shall any Advance or Loan be made in connection with the Houston Parcel. The Agent hereby covenants and agrees to cause the Houston Parcel to be conveyed from the Owner to a third party by not later than November 15, 1998, upon terms and conditions acceptable to Owner and the Agent Bank. Upon such conveyance, the Houston Parcel shall cease to be a Property or Leased Property under the Operative Documents.

         10.13 Louisiana Provisions. As to any Property located in Louisiana, Owner shall mean and include both Iron Mountain Statutory Trust - 1998, a Connecticut statutory trust having an address at c/o First Union National Bank, 10 State House Square, Hartford, Connecticut 06103 and First Union National Bank as trustee of the Iron Mountain Statutory Trust - 1998 Louisiana Subtrust, such subtrust being referred herein as the "Louisiana Subtrust". All references hereunder to the Owner shall be deemed to include the Louisiana Subtrust as applicable.

                  IN WITNESS WHEREOF, the undersigned set their hands under seal as of the day and year first above written.



                           IRON MOUNTAIN STATUTORY TRUST - 1998

                           BY:  FIRST UNION NATIONAL BANK, not in its
                           individual capacity except as expressly set forth herein, but solely as Trustee under the Amended and Restated Owner Trust Agreement dated as of October 1, 1998



                           By: /s/ Diane M. Welsh
                               Name:  Diane M. Welsh
                               Title:   Vice President





                           IRON MOUNTAIN RECORDS MANAGEMENT, INC.



                           By: /s/ John P. Lawrence
                               Name:  John P. Lawrence
                               Title:  Vice President and Treasurer

         THUS DONE, READ AND SIGNED, as of the day, month and year first written above in the City of Boston, County/Parish of Suffolk, Commonwealth of Massachusetts, in the presence of the undersigned competent witnesses, who hereunto sign their names with the undersigned and with me, notary, after due reading of the whole.



WITNESS:                       FIRST UNION NATIONAL BANK, a national
                               banking institution, not in its individual
                               capacity, but solely as Trustee of the IRON
                               MOUNTAIN STATUTORY TRUST - 1998 LOUISIANA
/s/ Scott C. Altonian          SUBTRUST
Name: Scott C. Altonian


/s/ Louise A. Handler          By:  /s/ Diane M. Welsh
Name: Louise A. Handler             Name:  Diane M. Welsh
                                    Title:    Vice President



                               IRON MOUNTAIN RECORDS MANAGEMENT, INC.


                               By:  /s/ John P. Lawrence
                                    Name:  John P. Lawrence
                                    Title:  Vice President and Treasurer






                             /s/ Carolyn D. Killian
                        Printed Name: Carolyn D. Killian
                                  NOTARY PUBLIC
                         My Commission Expires: 11/22/02
                                     [SEAL]